Exhibit 10.11

FIRST AMENDMENT

TO THE

LEVI STRAUSS & CO. SUPPLEMENTAL BENEFIT RESTORATION PLAN

WHEREAS, LEVI STRAUSS & CO. (“LS&Co.”) maintains the Levi Strauss & Co. Supplemental Benefit Restoration Plan, amended and restated effective as of January 1, 2005 (the “Plan”), to provide benefits to a select group of management and highly compensated employees; and

WHEREAS, pursuant to Section 9.1 of the Plan, the Board of Directors of LS&Co. is authorized to amend the Plan at any time and for any reason; and

WHEREAS, LS&Co. desires to amend the Plan to cease benefit accruals for all Plan participants effective as of May 31, 2011; and

WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of LS&Co. authorized the President and Chief Executive Officer to take certain actions with respect to the Plan; and

WHEREAS, the amendments herein are within the delegated authority of John Anderson.

NOW THEREFORE BE IT RESOLVED, effective as of May 31, 2011, the Plan is hereby amended in the following respects:

1.	The following sentence is hereby added to the end of Section 1.1 to read as follows:

“Effective May 31, 2011, the Company amended the Plan to freeze benefit accruals under the Plan for all Eligible Employees.”

2.	The following sentence is hereby added to Section 2.4 to read as follows:

“Notwithstanding the foregoing, no Participant shall accrue any additional Benefits under the Plan on or after June 1, 2011.”

3.	The following sentence is hereby added to Section 2.12 to read as follows:

“Notwithstanding the foregoing, no Eligible Employee shall become a Participant under the Plan on or after June 1, 2011.”

4.	The following sentence is hereby added to Section 3.1 to read as follows:

“Notwithstanding the foregoing, no Eligible Employee shall become a Participant under the Plan on or after June 1, 2011.”

5.	The following sentence is hereby added to the introduction of Section 4 to read as follows:

“Notwithstanding the foregoing, no Participant shall accrue any additional Benefits under the Plan on or after June 1, 2011.”

* * *

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 19th day of May, 2011.

LEVI STRAUSS & CO.

By:	/s/ John Anderson
John Anderson
President and Chief Executive Officer

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